UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                January 28, 2005
                                ----------------


                          FOODARAMA SUPERMARKETS, INC.
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   New Jersey                  1-5745-1            21-0717108
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(State or other jurisdiction  (Commission         (IRS Employer
   of incorporation)           File Number)     Identification No.)


Building 6, Suite 1, 922 Highway 33, Freehold, New Jersey 07728 (Address of principal executive offices) (Zip code)


Registrant's telephone number, including area code:(732)462-4700


                                 Not Applicable
----------------------------------------------------------------------------
     (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2-Financial Information
-------------------------------

Item 2.02. Results of Operations and Financial Condition.
---------- ----------------------------------------------

         On January 28, 2005 Foodarama Supermarkets, Inc. issued a press release announcing its consolidated financial results for its fourth quarter and fiscal year ended October 30, 2004. A copy of the press release is furnished as Exhibit
99.1 to this current report.

      The information furnished under Item 2.02 of this current report, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Section 9-Financial Statements and Exhibits
-------------------------------------------

Item 9.01. Financial Statements and Exhibits.
---------- ----------------------------------

         (c)Exhibits:

Exhibit No.       Description
-----------       -----------

      99.1        Press Release, dated January 28,
                  2005, of Foodarama Supermarkets, Inc.
                  Re: Consolidated Financial Results

                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             FOODARAMA SUPERMARKETS, INC.
                             ----------------------------
                                    (REGISTRANT)


                             By: /S/ Michael Shapiro
                                -------------------------
                                 Michael Shapiro
                                 Senior Vice President
                                 Chief Financial Officer


Date: January 28, 2005

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

99.1              Press Release, dated January 28, 2005 of
                  Foodarama Supermarkets, Inc. Re: Consolidated
                  Financial Results

                                                                  EXHIBIT 99.1

                                          Foodarama Supermarkets, Inc.
                                          Building 6, Suite 1
                                          922 Highway 33
                                          Freehold,  N.J. 07728

                                          CONTACT:    Michael Shapiro
                                                      Senior Vice President
                                                      Chief Financial Officer
                                                      (732) 294-2270
FOR IMMEDIATE RELEASE
FOODARAMA SUPERMARKETS, INC. REPORTS
FOURTH QUARTER AND YEAR END RESULTS

      Freehold, N.J., January 28, 2005 -- Foodarama Supermarkets, Inc. (ASE-FSM) today announced that sales for the 13 weeks ended October 30, 2004 totaled $298,642,000, compared to $266,651,000 in the prior year period. Same store sales from the twenty two stores operated in both periods increased .2% period to period. Sales for the current quarter included the operations of new locations in Hamilton, Lawrenceville and Aberdeen, New Jersey opened in October 2003, April 2004 and May 2004, respectively, as well as the location in Bordentown, New Jersey purchased from Wakefern Food Corporation in June 2004.The location in Aberdeen replaced an older, smaller store in the same location.

      In the current quarter the Company incurred a net loss of $892,000 or a $.91 loss per diluted share. The current quarter results include a pre-tax impairment charge of $1,198,000 related to the recording of a non-cash write down of the leasehold improvements, resulting from operating losses incurred at a location having a lease which is expiring in fiscal 2005. The Company's earnings before interest, taxes, depreciation and amortization ("EBITDA") for the fourth quarter ended October 30, 2004 were $9,868,000.

      For the thirteen weeks ended November 1, 2003 net income was $1,230,000 or $1.22 per diluted share. The Company's EBITDA for the fourth quarter ended November 1, 2003 were $10,333,000.

      Sales for the 52 weeks ended October 30, 2004 were $1,175,199,000 compared to $1,049,653,000 in the prior year period. Same store sales from the nineteen stores operated in both periods increased 2.0% period to period. Sales for the current 52 week period included the operations of the new Woodbridge, Ewing, North Brunswick , Hamilton, Lawrenceville and Aberdeen, New Jersey locations, as well as the location in Bordentown, New Jersey. The Woodbridge, Ewing and North Brunswick stores opened in December 2002, January 2003 and May 2003, respectively. The location in Woodbridge replaced an older, smaller store in the same location and the North Brunswick location replaced an older, smaller store in Franklin Township, New Jersey.

      For the 52 weeks ended October 30, 2004 the Company reported net income of $1,800,000 or $1.75 per diluted share. The results for the 52 weeks ended October 30, 2004 include a pre-tax impairment charge of $1,198,000 related to the recording of a non-cash write down of the leasehold improvements, resulting from operating losses incurred at a location having a lease which is expiring in fiscal 2005. The Company's EBITDA for fiscal 2004 were $41,534,000.

      For the 52 weeks ended November 1, 2003 net income was $2,283,000 or $2.26 per diluted share. The Company's EBITDA for fiscal 2003 were $33,636,000.

EBITDA is presented because management believes that EBITDA is a useful supplement to net income and other measurements under accounting principles generally accepted in the United States since it is a meaningful measure of a company's performance and ability to meet its future debt service requirements, fund capital expenditures and meet working capital requirements. EBITDA is not a measure of financial performance under accounting principles generally accepted in the United States and should not be considered as an alternative to (i) net income (or any other measure of performance under generally accepted accounting principles) as a measure of performance or (ii) cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity. The following table reconciles reported net income to EBITDA:



                                 Thirteen Weeks Ended      Fifty Two Weeks Ended
                                 --------------------      ---------------------
                         October 30,   November 1,      October 30, November 1,
                            2004          2003             2004        2003
                            ----          ----             ----        ----
Net income (loss)        $   (892,000) $  1,230,000  $  1,800,000  $  2,283,000
Add:
 Interest expense, net      4,453,000     3,630,000    16,251,000    12,260,000
 Income tax provision
    (benefit)                (548,000)      820,000     1,103,000     1,522,000
 Depreciation               5,488,000     4,483,000    20,634,000    17,096,000
Impairment loss             1,198,000             -     1,198,000             -
 Amortization                 169,000       170,000       548,000       475,000
                         ------------   -----------  ------------  ------------
 EBITDA                  $  9,868,000  $ 10,333,000  $ 41,534,000  $ 33,636,000
                         ============   ===========  ============  ============

                  FOODARAMA SUPERMARKETS, INC. AND SUBSIDIARIES
                  Consolidated Operating Highlights (Unaudited)




For the 13 Weeks Ended                    October 30, 2004      November 1, 2003
----------------------                    ----------------      ----------------
                                             (unaudited)          (unaudited)

Sales..................................    $  298,642,000       $ 266,651,000
Net income (loss)......................          (892,000)         1, 230,000
Net  income (loss) per diluted share...             ($.91)              $1.22
Average shares outstanding.............         1,038,940           1,011,493
EBITDA.................................    $    9,868,000       $  10,333,000



For the 52 Weeks Ended                    October 30,2004       November 1, 2003
----------------------                    ---------------       ----------------
                                                (audited)           (audited)

Sales..................................  $  1,175,199,000      $  1,049,653,000
Net income.............................         1,800,000             2,283,000
Net income per diluted share...........             $1.75                 $2.26
Average shares outstanding.............         1,030,167             1,011,350
EBITDA.................................  $     41,534,000      $     33,636,000